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                                                                     Exhibit 4.4

                                   [Form of]
                          NOTICE OF GUARANTEED DELIVERY
                           FOR TENDER FOR EXCHANGE OF
                   10 1/4% SENIOR SUBORDINATED NOTES DUE 2009
                 FOR SERIES B SENIOR SUBORDINATED NOTES DUE 2009
                                       OF
                                 SIMMONS COMPANY

This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) the procedures for delivery by book-entry transfer cannot be completed on a timely basis, (ii) certificates for the Company's (as defined below) 10 1/4% Senior Subordinated Notes due 2009 (the "Notes") are not immediately available or (iii) the Notes, the Letter of Transmittal and all other required documents cannot be delivered to SunTrust Bank, Atlanta (the "Exchange Agent") on or prior to _________, 1999 (the "Expiration Date"). This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus.

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             THE EXCHANGE OFFER WILL EXPIRE AT ______ P.M., NEW YORK
             CITY TIME, ON ______________, UNLESS EXTENDED. TENDERS
               MAY BE WITHDRAWN PRIOR TO _________ P.M., NEW YORK
                        CITY TIME ON THE EXPIRATION DATE.
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                  The Exchange Agent for the Exchange Offer is:
                             SUNTRUST BANK, ATLANTA


By Hand or Registered or Certified Mail:                     By Hand, Overnight Courier, or Registered
   Suntrust Bank, Atlanta                       or                     or
   C/o First Chicago Trust Company                                 Certified Mail:
       of New York                                               Suntrust Bank, Atlanta
   Corporate Trust, 8th Floor                                    25 Park Place, 24th Floor
   14 Wall Street                                                Atlanta, Georgia  30303-2900
   New York, New York 10005                                      Attn:  Corporate Trust Division


                        (For Eligible Institutions Only)

                                  By Facsimile:
                                 (404) 588-7335

             Confirm Receipt of Notice of Guaranteed Delivery ONLY:
                                 (404) 588-7067

           DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

           IF YOU HAVE ANY QUESTIONS REGARDING THIS NOTICE OF GUARANTEED DELIVERY OR FOR ANY ADDITIONAL INFORMATION, PLEASE CONTACT THE EXCHANGE AGENT AT
(404) 588-7067.

           THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

                THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED


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           LADIES AND GENTLEMEN:

                  The undersigned hereby tenders to Simmons Company, a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated _______ (as the same may be amended or supplemented from time to time, the "Prospectus") and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate liquidation amount of Notes set forth below pursuant to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures".

                  All authority herein conferred or agreed to be conferred in this Notice of Guarantee of Delivers and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, and legal representatives of the undersigned and shall not be affected by and shall survive the death or incapacity of the undersigned.

                  All authority herein conferred or agreed to be conferred in this Notice of Guarantee of Delivery and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, and legal representatives of the undersigned and shall not be affected by and shall survive the death or incapacity of the undersigned.
           Aggregate Principal Amount Tendered:


           ------------------------------------------     ------------------------------------------------
                                                        (Name(s) of Registered Holder(s) - Please Print
           ------------------------------------------   -----------------------------------------------
                                                        (Address of Registered Holder(s))
           ------------------------------------------   -----------------------------------------------
                                                        (Zip Code)
                                                        -----------------------------------------------
                                                        (Area Code and Telephone No.)
           Check box if Notes will be delivered         -----------------------------------------------
           by book-entry transfer and provide account   (Name(s) of Authorized Signatory)
           number.                                      -----------------------------------------------
                                                        (Capacity)
           [ ]  The Depository Trust Company
                                                        -----------------------------------------------
           DTC Account Number:-----------------------   (Address(es) of Authorized Signatory)

           Date:-------------------------------------   -----------------------------------------------
                                                        (Area Code and Telephone No.)
                                                        -----------------------------------------------

                                                        -----------------------------------------------
                                                        Signature(s) of Record Holder or Authorized
                                                        Signatory)

                                                      Dated:-----------------------------------------


           This Notice of Guaranteed Delivery must be signed by the registered holder(s) of the Notes tendered hereby exactly as their name(s) appear on the certificates for such Notes or on a security position listing such holder(s) as the owner(s) of such Notes, or by person(s) authorized to become registered holder(s) of such Notes by endorsements and documents submitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in the fiduciary or representative capacity, such person must provide the preceding

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information and, unless waived by the Company, submit with the Letter of
Transmittal evidence satisfactory to the Company of such person's authority to so act.

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




                              GUARANTEE OF DELIVERY

                    (Not to be used for signature guarantee)

           The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (1) a bank; (2) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (3) (a) a credit union; (4) (a) a national securities exchange, registered securities association or clearing agency; or (b) (5) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, either the Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Notes to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery. The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and the Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.



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      Name of Firm:

______________________________________________________________________

      Address:________________________________________________________________
______
      ________________________________________________________________________
______
      ________________________________________________________________________
______
                                             ZIP CODE

      Area Code and Telephone
Number:_____________________________________________________________


      AUTHORIZED SIGNATURE

      Name:
_____________________________________________________________________________
                              PLEASE TYPE OR PRINT
      Title:
_____________________________________________________________________________
      Dated:
_______________________________________________________________________, 1999

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NOTE: DO NOT SEND NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL
      SURRENDER OF NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

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